SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 10, 1997


                           FLEET FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
                 (State or other jurisdiction of incorporation)


            1-6366                                      05-0341324
    (Commission File Number)                 (IRS Employer Identification No.)


                 ONE FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 617-346-4000



          (Former name or former address, if changed since last report)

Item 5.   OTHER MATERIALLY IMPORTANT EVENTS.

          On December 10, 1997, Registrant closed a public offering of 10,750,000 shares of its common stock at a price to the public of $70.375 per share. Of the 10,750,000 shares of common stock, 8,600,000 shares were offered initially in the United States and Canada by the U.S. Underwriters and 2,150,000 shares were offered initially in a concurrent offering outside the United States and Canada by the International Managers.

          The net proceed to the Registrant, after deducting underwriting discounts and commissions and estimated offering expenses, are approximately $740 million. The Registrant intends to use approximately $500 million of the net proceeds in connection with the acquisition of the credit card operations of Advanta Corporation and the remaining net proceeds for general corporate purposes, principally to extend credit to, or fund investments in, its subsidiaries.

          The U.S. Underwriters were Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Keefe, Bruyette & Woods, Inc., Lehman Brothers Inc. and Smith Barney Inc., and the International Managers were Merrill Lynch International, UBS Limited, Credit Suisse First Boston (Europe) Limited, Goldman Sachs International, Keefe, Bruyette & Woods, Inc., Lehman Brothers International (Europe) and Smith Barney Inc.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)    Financial Statements

                 Not applicable

          (b)    Pro Forma Financial Statements

                 Not applicable

          (c)    Exhibits

          The following exhibits are filed as part of this report:

          (1)(a) U.S. Purchase Agreement dated December 4, 1997 by and among Registrant, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Keefe, Bruyette & Woods, Inc., Lehman Brothers Inc., and Smith Barney Inc.

          (1)(b) International Purchase Agreement dated December 4, 1997 by and among Registrant, Merrill Lynch International, UBS Limited, Credit Suisse First Boston (Europe) Limited, Goldman Sachs International, Keefe, Bruyette & Woods, Inc., Lehman Brothers International (Europe) and Smith Barney Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                              FLEET FINANCIAL GROUP, INC.
                                              Registrant


                                              By/s/William C. Mutterperl
                                                --------------------------------
                                                   William C. Mutterperl
                                                   Secretary and General Counsel



Date:  December 10, 1997